Exhibit 25



                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                              ________________

                                  FORM T-1

                  STATEMENT OF ELIGIBILITY UNDER THE TRUST
                   INDENTURE ACT OF 1939 OF A CORPORATION
                        DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
              OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)______

                              ________________


               FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
            (Exact name of trustee as specified in its charter)


         United States                              13-3781471
        (Jurisdiction of incorporation           (I.R.S. Employer
        or organization if not a U.S.            Identification No.)
        national bank)


                100 Wall Street, New York, NY            10005
            (Address of principal executive offices)   (Zip Code)

                               ______________


                         FOR INFORMATION, CONTACT:
                       Dennis J. Calabrese, President
               First Trust of New York, National Association
                        100 Wall Street, 16th Floor
                            New York, NY  10005
                               (212) 361-2506

                              ________________


                          BPC HOLDING CORPORATION
            (Exact name of obligor as specified in its charter)

               Delaware                   35 - 1814673
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

                             101 Oakley Street
                        Evansville, Indiana   47710


                              ________________

                              DEBT SECURITIES
                    (Title of the indenture securities)


Item 1.        GENERAL INFORMATION.

     Furnish the following information as to the trustee --

     (a) Name and address of each examining or supervising authority to which it is subject.

               Name                Address
               ----                -------

     Comptroller of the Currency   Washington, D.C.

     (b) Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.        AFFILIATIONS WITH THE OBLIGORS.

     If any obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.       LIST OF EXHIBITS.

          1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

          2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

          3.   Authorization of First Trust of New York, National
Association, to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

          4. By-Laws of First Trust of New York, National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-83774.

          5.   Not applicable.

          6. Consent of First Trust of New York, National Association, required by Section 321(b)of the Act, incorporated herein by reference to
Exhibit 6 of Form T-1, Registration No. 33-83774.




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



          7. Report of Condition of First Trust of New York, National Association, as of the close of business on March 31, 1996, published pursuant to law or the requirements of its supervising or examining authority.

          8.   Not applicable.

          9.   Not applicable.


                                 SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of July, 1996.


                              FIRST TRUST OF NEW YORK,
                                NATIONAL ASSOCIATION

                              By: /s/ Alfia Monastra
                                  -------------------------------
                                          Alfia Monastra
                                     Assistant Vice President






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


                                                                  Exhibit 7

                       FIRST TRUST OF NEW YORK, N.A.
                      STATEMENT OF FINANCIAL CONDITION
                               AS OF 03/31/96

                                  ($000'S)


                                     03/31/96
                                   ----------

ASSETS
        Cash and Due From Depository Institutions       $23,596
        Federal Reserve Stock                             3,600
        Fixed Assets                                        764
        Intangible Assets                                84,233
        Other Assets                                      9,068
                                                        -------
              Total Assets                             $121,261

Liabilities
      Other Liabilities                                   2,553
                                                     ----------
       TOTAL LIABILITIES                                  2,553

EQUITY
      Common and Preferred Stock                          1,000
       Surplus                                          120,932
       Undivided Profits                                 (3,224)
                                                        --------
             TOTAL EQUITY CAPITAL                       118,708

TOTAL LIABILITIES AND EQUITY CAPITAL                   $121,261
                                                       --------




To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N.A.


By:  /s/ Alfia Monastra
     ------------------
     Assistant Vice President


Date:  July 16, 1996






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